                                                                    Exhibit 10.9

                                 SECOND ADDENDUM
                           TO THE TECHNOLOGY AGREEMENT

                                                Contract No.  04TAMA05657-042204

This Addendum, to the Technology Agreement dated May 4, 2000, between Saifun Semiconductor Ltd., a company incorporated in Israel, with offices at Elrod Bldg. 45 Hamelacha St. Industrial Zone South, Netanya 42504, Israel ("Saifun"); and Macronix International Co., Ltd., a company incorporated in Taiwan with an office at 16 Li-Hsin Road, Science-Based Industrial Park, Hsin-Chu, Taiwan, R.O.C. ("Macronix") ("TECHNOLOGY AGREEMENT"), the Amendment to the Technology Agreement, dated 10th day of April 2003 ("AMENDMENT"), and the First Addendum dated April 22, 2004 ("FIRST ADDENDUM"); is entered into this 22 day of April, 2004 ("EFFECTIVE DATE"), ("SECOND ADDENDUM"). The Technology Agreement, Amendment, First Addendum, and this Second Addendum are hereinafter collectively referred to as "AGREEMENT"). Saifun and Macronix shall be collectively referred to herein as the "PARTIES."

PREFACE

WHEREAS Saifun and Macronix are parties to the Agreements.

WHEREAS the Parties wish to enhance their cooperation, such that Saifun shall grant Macronix a license under Saifun's MLC Technology (as defined below) according to the terms and conditions of this Second Addendum;

WHEREAS In addition, Saifun shall further assist Macronix in designing, developing and implementing MLC Flash Products, as defined below;

WHEREAS The Parties wish to set their understandings in connection with the above by adding this Addendum to the Technology Agreement and the First Amendment;

NOW, THEREFORE, the Parties have agreed as follows:

1.    DEFINITIONS:

1.1. General: This Second Addendum is hereby added and attached to the Technology Agreement as an integral part thereof. All provisions of the Technology Agreement, which are not expressly modified or amended hereunder, shall apply to the provisions of this Second Addendum, with the necessary applicable changes (mutatis mutandis). The provisions of the Technology Agreement, or a Party's rights under the Technology Agreement, shall not be deemed limited, derogated from or otherwise amended, unless expressly provided hereunder.

1.2. Definitions: Capitalized terms not defined herein shall have the meaning defined in the Technology Agreement and in the Amendment. In addition to terms elsewhere defined in this Second Addendum, the following terms used herein shall have the meaning attached to them as follows:

"DEVELOPMENT PROJECT" - as defined in Section 3.1 below.

"INITIAL MLC FLASH PRODUCT" shall mean the initial MLC Flash Product, to be developed under this Second Addendum, according to specifications to be attached to this Second Addendum as APPENDIX A.

"MACRONIX" shall mean Macronix International Co., Ltd. and its Subsidiary.

"MLC IMPROVEMENTS" shall mean Patents, technology, or know-how solely owned and developed by Saifun, or provided by Saifun to Macronix, covering changes, modifications and/or developments relating to the cell and array and circuits of the Saifun MLC Technology implementing the Saifun MLC Technology for the designing, developing or manufacturing of products based on Saifun MLC Technology.

"MLC FLASH PRODUCT/S" shall mean a flash product based on or incorporating Saifun MLC Technology, where Saifun MLC Technology enables such product to meet one of the following grades, and is based on agreed qualification plan under Appendix C:

1. ***

2. ***

3. ***

4. ***

The MLC Flash Product/s also includes Product Improvements of the above products and the Initial MLC Flash Products.

"PRODUCT IMPROVEMENT" shall mean improvements, enhancements, modifications provided by Saifun to any MLC Flash Product/s, as well as derivative products thereof, and any Macronix Product based on, incorporating or related to any of the above, respectively.

"SAIFUN MLC PATENTS" shall mean all Patents of Saifun covering or related to Saifun MLC Technology.

"SAIFUN MLC TECHNOLOGY"- shall mean Saifun NROM Technology, or any part thereof, which allows storing 4 bits of information per memory cell.

2. GRANT OF LICENSE FOR MLC PRODUCTS

2.1. The License: Saifun hereby grants to Macronix a non-exclusive, non-transferable, worldwide license, without right to sub-license, under the Saifun MLC Patents, Saifun MLC Technology (which is solely owned and developed by Saifun, or provided by Saifun to Macronix), and MLC Improvements to use, make to use, make (without sub-contracting or have made), design, co-design (with a Subsidiary only) and have designed by a Subsidiary, develop, sell and offer to sell, and otherwise dispose of MLC Products. In the event Macronix needs the have-made and have-design rights for conducting Macronix' business in its normal way of doing business, the Parties shall discuss in good faith and such request shall not be unreasonably denied. It is agreed that the license hereunder applies also to the outcomes of the Development Project, as further detailed in Sections 3 below. Such outcomes are hereby licensed to Macronix under the same terms and conditions of the license hereunder.

2.2. Consideration: In consideration for the rights granted or to be granted to Macronix hereunder, Macronix shall pay Saifun a one time license fees as below:

(A)   LICENSE FEE:

In consideration for the licenses granted hereunder, Macronix shall pay to Saifun an aggregate license fee of *** US Dollars ("License Fee"). Such License Fee shall be paid as follows:

(1) In connection with *** MLC Flash Product/s: a one-time license fee of *** US Dollars to be paid upon the earlier of the first *** MLC Flash Product/s shipment to or full *** MLC Flash Product/s qualification of any MLC Flash Product. Macronix shall notify Saifun immediately upon any such shipment

(2) In connection with *** MLC Flash Product/s and/or *** MLC Flash Product/s: a one time license fee of *** US Dollars, to be in paid upon the earlier of either the first *** MLC Flash Product/s shipment to or full product qualification of a *** MLC Flash Product. Macronix shall notify Saifun immediately upon any such shipment.

It is agreed, however, that in the event the initial ***. US Dollars license fee in connection with the *** MLC Flash Product/s are not actually paid to Saifun in accordance with this Addendum for any reason, then Saifun shall be entitled to the entire amount of *** US Dollar License Fee upon the earlier of either the first *** MLC Flash Product/s shipment to or full product qualification of a *** MLC Flash Product.

(B) RUNNING ROYALTIES: in addition to the license fees set forth above, Macronix shall pay to Saifun running royalties for its sales of MLC Flash Product/s as follows:

----------
*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

   MLC Flash      Net Sales in             Percentage out of Net Sales
    Product       U.S. Dollars
---------------------------------------------------------------------------------
                                 ***             ***             ***
---------------------------------------------------------------------------------
                 ***             ***             ***             ***
---------------------------------------------------------------------------------
                 ***             ***             ***             ***
---------------------------------------------------------------------------------

MLC Flash Product           Net Sales in U.S.        Percentage out of the Net
                            Dollars                  Sales
---------------------------------------------------------------------------------
                            ***                      ***
---------------------------------------------------------------------------------
                            ***                      ***
---------------------------------------------------------------------------------

(C) Capacity Corridor: Macronix undertakes capacity that 0.13u capacity will be allocated to Saifun under Section 9 of the Technology Agreement. Macronix undertakes that the maximum wafer price for 0.13u double level metal process shall not exceed US$***.

(D) Relation to Technology Agreement: The license granted to Macronix hereunder shall be in addition to the licenses granted under Sections 2 and 3 of the Technology Agreement. Subject to the provisions of this Section 2, the MLC Flash Products shall be considered Immediate Products under the Technology Agreement, and the provisions of the Technology Agreement related to Immediate Products shall apply to the license hereunder except Sections 2.4 (other than pre-paid royalty to be offset as provided below) and 4.6(a) and (b) of the Technology Agreement and those provisions of the Technology Agreement which are contradicting to, or conflicting with, the provisions of this Second Addendum, including but not limited to this Section 2, shall not apply to the MLC Flash Products. For the avoidance of doubt, the pre-paid royalty payment actually made by Macronix to Saifun according the Section 2.4 of the Technology Agreement will be set off against the running royalties due from the MLC Flash Product/s as provided in this Addendum.

(E) Reporting: Macronix agrees to use commercial reasonable effort to provide Saifun with quarterly written royalty reports for sales of Licensed Products within ***. after the end of each calendar quarter. It is agreed in no event shall such reporting exceed *** after the end of each calendar quarter.

(F) License and Immunities to Saifun Products: For the avoidance of doubt, it is agreed that all rights, licenses and immunities granted to Saifun under the Technology Agreement, in connection with Saifun NROM Technology and/or Saifun Products, shall apply, in accordance with the Technology Agreement, to Saifun MLC Technology and Saifun Products which utilize or otherwise incorporate or based on Saifun MLC Technology. "Macronix NROM Patents", "Macronix NROM Process Patents" and "Blocking Patents" of Macronix shall be deemed to include also Macronix MLC Technology, which is owned by Macronix at any time. Saifun recognizes and agrees that the MLC patent, technology, or know-how invented or developed by Macronix and/or its subsidiary are owned by Macronix. In the event of Development Project, Section 7A.1, 7A.4, 7A.5, and 7A.6 of the Amendment and
6.1 hereof shall apply.


----------
*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

3. DEVELOPMENT AND ASSISTANCE BY SAIFUN

3.1. Development Project: Saifun shall develop the Initial MLC Flash Product accordance with the specifications to be attached hereto as APPENDIX A, and Development Plan attached hereto as APPENDIX B ("DEVELOPMENT PLAN"), which details development tasks, schedule and milestones of the development ("DEVELOPMENT PROJECT"). To that end, Saifun shall designate, in timely manner, a design team that shall lead Development Project, and shall be dedicated to the performance of Saifun's tasks hereunder.

3.2. Saifun's Tasks: Saifun's tasks include designing of the Initial MLC Flash Product rendering support related to the associated process development conducted by Macronix' development of the associated test programs, and rendering engineering support during debugging/characterization phase etc., as described in APPENDIX B. Macronix shall not liable for any extra cost and expenses incurred which is attributable to delay and/or failure Saifun in performing its tasks in accordance with the Development Plan or Development Project.

3.3. Macronix's Tasks: The Development Plan details the tasks of Macronix under Development Project. Such tasks include the dispatch of Macronix' engineers to Saifun facilities as provided in Section 4.2 below. Macronix shall timely comply with its task. Saifun shall not be liable for any delay or failure attributable to Macronix' delay and failure of Macronix in performing its tasks in accordance with the Development Plan Development Project.

3.4. Modifications of Project Plan/Specification: During the performance of the Development Project, Macronix may request modifications and changes to the Specifications and/or Development Plan. It is agreed that each such modification may require additional development, and, to the extent the modification is not attributable to Saifun, therefore may be subject to additional development fees (beyond the Development Fee), which shall agreed upon by the Parties based on their assessment of the implications of such modifications on the scope and schedule of the Development Project. Each agreement as modification in an Appendix hereto shall be reduced to writing and signed by the authorized representatives of both parties.

3.5. Management: Each Party shall appoint one project manager who will be responsible for the execution of the Development Project on behalf of such Party. The managers shall convene weekly update meetings to follow on the progress of the Development Project, and on the outcomes thereof.

4. SHARING THE OUTCOMES OF THE DEVELOPMENT PROJECT

4.1. General: Saifun shall endeavor to facilitate the delivery of the outcomes of the Development Project to Macronix, solely to enable Macronix to effect its rights under the Agreements. For that purpose, Macronix shall dispatch engineers to Saifun's facilities, detailed below.

4.2. Designated Macronix' Engineers: Macronix shall assign a group of five (5) Macronix engineers, in connection with the Development Project, such number may be changed by Macronix subject to actual project requirement. Such engineers shall be dispatched temporarily to Saifun's facilities, no later than May 31st, 2004. The identity and technical qualification of said Macronix' engineers shall be agreed by the parties and shall be detailed in the Development Plan ("Designated Engineers"). It is agreed that a delay in assigning or dispatching the

Designated Engineers may require assessment of the parties as the implications of such delay on the Development Project, provided that the number of Designated Engineers is subject to adjustment based on the actual needs of the Development Project.

4.3. Sharing Outcomes: Saifun shall share with Macronix and the Designated Engineers the results of the Development Projects, including design and process proprietary and confidential information and related Intellectual Property (as defined in the First Amendment). Such information shall be used solely to enable Macronix to effect its rights under the Agreements, and shall be subject to the confidentiality provisions therein.

4.4. Clarification: It is clarified that the mere sharing of information with Macronix' Designated Engineers or other representatives, or the presence of Designated Engineers and other Macronix' representative at Saifun's facilities, does not amount to a joint development of any kind, and shall not deem any outcome, or product conceived or developed under the Development Project, as jointly developed, nor any Intellectual Property conceived or developed under the Development Project as Joint Intellectual Property (as such term is defined in the Amendment). It is further clarified that Macronix and/or its Subsidiary shall have right to utilize all information conceived or developed during the Development Project in connection with Licensed Products development under the Agreements.

4.5. Status of Designated Engineers: Macronix' Designated Engineers will continue to be employees of Macronix and will not become an employees or agents of or consultants to Saifun. Traveling, lodging and associated expenses thereof will be borne by Macronix. The Designated Engineers shall sign a confidentiality agreement with Saifun and shall be personally bound thereby, as well as by Saifun's internal policies and procedures. Macronix shall use commercial reasonable efforts to ensure, and shall be liable for the compliance of its Designated Engineers with said agreements, policies and procedures.

Except for injury or damage caused solely by the gross negligence or willful misconduct of Saifun, or except for matters which are customarily covered by corporate insurance policies, Saifun shall not be liable under any circumstances for an injury or damage done to or suffered by the Designated Engineers or to their property while at Saifun's premises and Macronix and the dispatched shall assume all risks of such injury or damage.

5.    DEVELOPMENT FEE:

5.1. Development Fee: In consideration for the tasks of Saifun under the Development Project, Macronix shall pay to Saifun the development fee stated in APPENDIX B ("DEVELOPMENT FEE"), in accordance with the installment and terms detailed therein. Subject to the provisions of Section 5.2 below, the Development Fee stated above constitute the entire development fee to be paid to Saifun for its services hereunder. For the avoidance of doubt, such Development Fees shall be without prejudice to, and without limiting, Macronix' obligations to pay license fees, royalties and other compensation under the Technology Agreement and/or this Second Addendum (including without limitation, in Section
2. above).

5.2. Expenses: In addition to the Development Fee, Macronix shall bear Saifun's reasonable traveling and lodging expenses incurred in the performance of the Development Project. Any such travel by Saifun shall be pre-approved by Macronix in writing.

6. CONFIDENTIALITY; LIMITED WARRANTY AND LIABILITY

6.1 Confidential Information. In addition to confidentiality provisions in the Agreements, (including without limitation Section 13 of the Technology Agreement), neither party shall include the Confidential Information actually received from the disclosing Party in any patent application filed by the receiving Party, and shall not otherwise misappropriate such Confidential Information of the disclosing party.

6.2 Warranty. Saifun warrants that the service and results delivered to Macronix are in accordance with this Addendum and the products developed thereof are functionable in compliance with the Specifications, Appendix
      A. In addition, Saifun warrants that its work does not infringe any third party's intellectual property rights.

6.3 Indemnification. Each Party undertakes, in respect of its tasks under the Development Project to use best efforts to correct errors that become known to such Party. Each party hereby represents and warrants to the other Party that in performing its tasks under the Development Project, such party shall not knowingly and intentionally infringe upon third party's Intellectual Property.

6.4 Limitation of Liability. If the use or sale of any product incorporating, embodying or based upon the design or information of Saifun is enjoined, Saifun, at its reasonable discretion and for the benefits of Macronix, with no expense to Macronix, shall (a) obtain for Macronix the right to use and sell the products; (b) shall make a modification of the products so that it no longer subject to such injunction or infringement, or (c) replace the unmodified the design of products, or infringing portions thereof, with reasonably equivalent non-infringing products. If (a), (b) and (c) are not available or commercially practical, then Saifun shall pay to Macronix damages incurred thereof. Liability for Saifun in accordance with this provision is limited to money actually received from Macronix in connection with the development fees and the actual paid-up license fee (excluding royalty payment) under this Addendum (maximum $*** upon Effective Date). Saifun agrees to defend and indemnify Macronix, at Saifun's expense, and to pay costs and damages arising in connection with this Addendum. It is agreed that to the extent Saifun grants indemnification terms under a similar license arrangements, which are better than the terms stated above in Sections 6.2 and 6.3, considering the nature of the license, the IP indemnification provisions, commercial terms such as license fees and royalties, and the circumstances of said similar licensee, then Macronix shall be entitled to match the above terms hereunder accordingly.

The foregoing undertaking and warranty are in lieu of any and all warranties, express or implied, including without limitation warranties of merchantability or fitness for a particular purpose.


----------
*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

7. TERM

      This Addendum shall enter into force or the Effective Date, and shall continue in full force and effect until the termination or expiration of the Technology Agreement.

      IN WITNESS WHEREOF, Saifun and MACRONIX have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

Saifun Semiconductors Ltd.                Macronix International Co.  Ltd.


By: /s/ Boaz Eitan                        By: [illegible]
    --------------                            -----------

Title: CEO and President                  Title: Senior Vice President
       -----------------                         ---------------------

Date: 22/4/2004                           Date: April 22, 2004
      ---------                                 --------------

APPENDIX A: MLC FLASH PRODUCT - SPECIFICATIONS

                          APPENDIX B: DEVELOPMENT PLAN

***

DESIGNATED ENGINEERS BY MACRONIX AT SAIFUN FACILITIES:

*** ENGINEERS WILL BE DISPATCHED FROM MACRONIX TO SAIFUN, NO LATER THAN ***


TARGETED SCHEDULE:

Program start - ***

Tape out - ***

Tape out *** MLC Flash Product - ***

Eng. Samples *** MLC Flash Product - ***

Commercial Release *** MLC Flash Product - ***

Commercial Release *** MLC Flash Product - ***


*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.


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

DEVELOPMENT FEE:

The Development Fee is *** US Dollars ($***), which shall be paid in three installments as follows:

1. US$*** shall be paid by the Tape Out according to the following payment scheme

      (i) US$*** shall be paid in six (6) equal monthly installments, starting on the Effective Date, and ending upon Tape Out of the Initial MLC Flash Product;

      (ii) The remaining US$*** shall be paid immediately on Tape Out, targeted on November 31, 2004.

2.    An additional US$*** shall be paid upon release of Engineering
      Samples (according to the schedule stated above), but in any event, no later than five (5) months after the Tape Out, provided a delay in schedule is not attributable to Saifun, in which case the payment shall be delayed until correction of the design failure. In the event the engineering sample is delayed for over ten (10) months after the tape out date and the delay is attributable to Saifun, Macronix shall have rights to terminate the development project and Saifun shall refund US$*** to Macronix within 45 days after the termination.

3. An additional US$*** shall be paid upon the commercial samples release of the Initial MLC Flash Product (according to the schedule stated above), but in any event, no later. than six (6) months after the engineering sample date, provided a delay is not attributable to Saifun, in which case the payment shall be delayed until correction of the design failure.

4. An additional US$*** shall be paid upon the release of Engineering Samples of *** MLC Flash Product, but in any event, no later than five
      (5) months after the *** MLC Flash Product Tape Out.

5. An additional amount of US$*** shall be paid upon the Commercial Release of *** MLC Flash Product, but in any event, no later than six (6) months after Engineering Samples release of the *** MLC Flash Product.

Payment of the said installments shall be made with forty-five (45) days following the applicable date for each installment as detailed above, to the bank account designated by Saifun.

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

                     APPENDIX C: QUALIFICATION REQUIREMENTS